                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 15, 2007

                             COMPUTER HORIZONS CORP.
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             (Exact name of registrant as specified in its charter)

        New Jersey                    0-7282                  13-2638902
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      (State or other              (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)             Identification No.)

     49 Old Bloomfield Avenue, Mountain Lakes, NJ             07046-1495
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (973) 299-4000

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         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

      As previously reported in registrant's Report on Form 10-Q for the period ended June 30, 2007, registrant received a letter on July 23, 2007 asserting certain claims by Axium International, Inc. and Diversity MSP, Inc.
(collectively, "Axium") against registrant, its affiliate Chimes, Inc. (now known as Foregone, LLC and referred to herein as "Chimes") and their officers and directors in connection with the sale of assets by Chimes to Axium in
February 2007 (the "Chimes Asset Sale") pursuant to an Asset Purchase Agreement among the parties dated as of October 18, 2006 (the "Purchase Agreement"). On
August 15, 2007, registrant received a summons and complaint in a lawsuit filed in the Supreme Court of the State of New York by Axium against registrant,
Chimes and certain of their officers and directors, alleging that, in connection with the Chimes Asset Sale, registrant, Chimes and the other defendants engaged in fraudulent conduct, including making representations allegedly known by them to be false, and active concealment and that registrant and Chimes breached representations, warranties, covenants and agreements contained in the Purchase
Agreement. The complaint asks for damages in an unspecified amount and attorney's fees. Registrant strongly disagrees with the allegations in the foregoing lawsuit, believes the lawsuit is without merit and intends to vigorously defend against it.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               COMPUTER HORIZONS CORP.
                                                     (Registrant)

Date: August 16, 2007

                                               By: /s/ Barbara Moss
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                                                   Barbara Moss
                                                   Chief Financial Officer